Exhibit 10.10

AMENDMENT TO LETTER OF INTENT

This Amendment (this “Amendment”) to that certain Letter of Intent (the “LOI”) is made as of the 14th day of June, 2021, by and between AUREUS, INC., NELSON’S CREAMERY, LLC and NEWTECH SERVICES LLC.

W I T N E S S E T H

WHEREAS, the parties entered into the LOI with an Effective Date of March 29, 2021; and

WHEREAS, the parties hereto desire to amend the terms of the LOI as provided in this Amendment;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.                  Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the LOI.

2.                  Amendment to Paragraph 10. Paragraph 10 of the LOI is deleted in its entirety and replaced with the following:

Termination. This Letter shall terminate (unless extended by mutual written agreement of the Parties) upon the earliest to occur of (i) written notice of such termination by Acquiror to the Company at its sole discretion specific to unsatisfactory Due Diligence, (ii) execution of the Definitive Agreement, or (iii) July 31, 2021; provided, however, that the provisions of paragraphs 2, 4, 10, 11, 13 and 14 shall survive any termination of this Letter.

3.                  Remaining Provisions. Except as expressly modified by this Amendment, the LOI shall remain in full force and effect.

4.                  Governing Law. This Amendment shall be governed by and construed under and in accordance with the laws of the State of Texas.

5.                  Headings. The headings in this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

6.                  Counterparts. This Amendment may be executed in separate counterparts, including by email in portable document format, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment is executed and effective as of the first date set forth above.

AUREUS, INC.	NELSONS CREAMERY, LLC

By: /s/ Everett M. Dickson	By: /s/ Evan Fineman
Name: Everett M. Dickson	Name: Evan Fineman
Title: President	Title: CFO

NEWTECH SERVICES LLC

By: /s/ Neal E. White
Name: Neal E.White
Title: President

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